Exhibit 99.1

Investor Presentation September 2015

Care Capital Properties The matters discussed in these forward-looking statements are subject to various risks, uncertainties and other factors that could cause actual results to differ materially from those projected, anticipated or implied in the forward-looking statements. Where, in any forward-looking statement, an expectation or belief as to future results or events is expressed, such expectation or belief is based on the current plans and expectations of Company management and expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the expectation or belief will result or be achieved or accomplished. Factors that could cause actual results or events to differ materially from those anticipated are described in Amendment No. 3 to the Company’s Registration Statement on Form 10 under the heading “Risk Factors.” This presentation contains forward-looking statements regarding the Company’s expected future financial condition, results of operations, cash flows, funds from operations, business strategies, operating metrics, competitive positions, growth opportunities and other matters. Forward-Looking Statements The words “believe”, “expect”, “anticipate”, “intend”, “may”, “could”, “should”, “will”, and other similar expressions, generally identify such forward-looking statements, which speak only as of the date of this presentation. 2

At Care Capital Properties, our mission is to be exceptional investors – skilled in realizing opportunities that advance a high quality of care and deliver consistently superior returns. Care Capital Properties’ Mission

Table Of Contents 4 Current Highlights . 5 Company Overview . ..7 Industry Fundamentals .15 Portfolio Overview .20 Growth Platform .26 Financial Profile .33 Conclusion .....37 Appendix .39

5 First Acquisition Closed $210 million with existing relationship Senior Care Centers 8%+ Overall Yield Investment Grade Ratings Received Moody’s: Baa3 Fitch: BBB- S&P: BB+ (Corporate) / BBB- (Anticipated Issue Level Rating) 3Q Dividend Declared $0.57 per share ~7.4% Yield1 Current Highlights (1) Based on closing price on 9/14/2015.

Company Overview

We’re A Different Kind Of REIT. 7 Care Capital Properties is: Skills built from experience with thoughtful internal and external growth strategies that deliver superior returns for our shareholders. skilled Pure play REIT with a singular commitment to investing in the post-acute industry. Our focus is on building a portfolio distinguished by strength helping our operators grow their businesses, in turn, growing our own. focused Good stewards of capital and fully invested in delivering excellent returns by forging strong, collaborative relationships with shareholders, operators and employees. invested

1.8x2 EBITDARM Coverage (1) S&P expected issue level rating BBB-, Corporate Rating is BB+. (2) Trailing Twelve-Months through June 2015, pro-forma for subsequent transactions. (3) Based on 9/14/2015 closing price. 8 Investment Grade Rating from All 3 Agencies1 $600 Million Revolving Credit Facility 7.4% Dividend Yield3 42 Operator Relationships $120 Billion Fragmented Industry 1 of 2 Pure Play SNF REITs $330-$340 Million Portfolio NOI 362 Properties CCP At A Glance

Significant post-acute consolidation Demographics and industry dynamics provide strong tailwind Leverage size, relationships, and expertise for growth Opportunistic redevelopment Investment Grade Modest leverage Ample liquidity Access to capital Strong dividend coverage Experienced in post-acute sector transactions Knowledge of SNF operations One of two pure-play REITs in the space Strong heritage of execution Large, diversified triple-net portfolio Strong rent coverage with escalators High-quality operators Reimbursement environment is stable 9 Cycle Of Strength: Fueling Growth And Delivering Value

Backed By Strong Value Drivers Run-Rate NOI1 Annualized run-rate NOI of $330 – 340 million Normalized FFO1 Annualized run-rate FFO of $255 - $270 million Rent Coverage2 EBITDARM Coverage of 1.8x Balance Sheet1 Net Debt / EBITDA of <4.8x Fixed Charge Coverage Ratio > 9x Balance Sheet $2.28 / Share dividend ~75% payout ratio1 Full dividend for 3Q 2015 declared Company and Industry Strength Attractive market for growth; scale and breadth of operators and geography; strong coverage; excellent balance sheet; experienced management team; one of two pure-play publicly traded SNF REITs Portfolio1 Large, diversified mix of 362 triple-net properties leased to regional and local care operators that effectively serve their markets Strategy Provide consistent, superior shareholder returns through growth and investment focused on the post-acute healthcare real estate sector (1) Pro-forma for Senior Care Centers acquisition announced. (2) Trailing Twelve-Months through June 2015, pro-forma for subsequent transactions. 10

July 2015 Rooted In A Committed Growth Strategy Positioned to perform and grow in a large, fragmented Post-Acute Care market Acquisitions Development & Redevelopment Growing Internal Cash Flows Leverage size, relationships and expertise to opportunistically consolidate a fragmented industry Capitalize on favorable demographics and policy tailwinds through local and regional operators Sourcing investments from operator relationships, existing and new Driving growth through redevelopment, expansion and enhancement of existing properties Strategically pursing opportunities to invest in complementary healthcare properties Average lease escalators of 2.3% Limited near-term lease renewals Strong coverage Market rents Capital Plan Outstanding liquidity to fund acquisition pipeline Maintain moderate leverage to permit balance sheet flexibility Solid access to equity and debt markets to support investments Investment grade ratings Annualized dividend of $2.28 per share 11

12 Run By An Experienced Management Team 13 Years at Ventas in roles including President and Chief Investment Officer 13 years at GE Capital Healthcare and Heller in roles including Managing Director of Business Development and Executive Vice President (respectively) 8 years of leadership with NIC including serving as Chairman Emeritus 4 Years of leadership with ASHA Raymond J. Lewis Chief Executive Officer Lori B. Wittman EVP, Chief Financial Officer 5 Years at Ventas in roles including SVP Capital Markets and Investor Relations 6 Years at GGP in roles including Senior Vice President & Treasurer Additional experience includes Big Rock Capital Partners, Heitman, Homart, Citi and Mellon Bank Timothy A. Doman EVP, Chief Operating Officer 13 Years at Ventas in roles including Chief Portfolio Officer and oversight over the Asset Management department Over 10 years at GE Capital Real Estate and Kemper in various senior asset management roles Kristen M. Benson EVP, General Counsel 11 Years at Ventas in roles including Associate General Counsel and Corporate Secretary 7 Years at Sidley Austin focused on public company securities, mergers and acquisitions, and corporate finance

13 With Extensive Industry Background and Intimate Portfolio Knowledge Extensive Skilled Nursing Experience Very Strong Knowledge of Portfolio Tenured Management Team with REIT Experience Ray has financed over $10 Billion of SNF assets over the past 26 years Tim has managed post-acute assets for over 13 years at Ventas Experienced team that has managed the portfolio through a variety of regulatory and reimbursement environments Tim and/or Ray have overseen these assets since 2002 (or initial purchase) and know the assets, markets, and operators intimately Team led the re-leasing process on the 105 former Kindred assets; had dialogue with over 100 interested parties before selecting the 11 best-suited operators All Executive Management Team members have at least 11 years of REIT experience Extensive prior REIT experience supplemented by prior experiences at GE, Heller Financial, Heitman, Citi, Sidley Austin, etc.

Industry Fundamentals

Fueled by great tailwinds, the post-acute healthcare real estate market is large and highly fragmented – and we’re primed to participate as a consolidator.

Senior Population Population 85 and Over Trend in Resident Activities of Daily Living (ADL) Dependence Source: U.S. Census Bureau. Indexed to 100%. 16 Source: Company provided information and U.S. Census Bureau. Source: AHCA Reimbursement and Research Department. Rapidly Growing Demographics Drive Demand Senior population is expected to be 20% of the population by 2030, increasing patient acuity Estimated that ~70% of Americans who reach age 65 will require some form of long-term care for an average of 3 years 3.85 3.88 3.90 3.91 3.93 3.95 3.99 4.01 4.04 4.08 4.05 4.13 4.17 4.20 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 4 6 7 10 15 21 1.5% 2.0% 2.2% 2.6% 3.9% 5.0% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 0 5 10 15 20 25 2000A 2010A 2020E 2030E 2040E 2050E 85+ Population (MMs) % of Total Population 130% 205% 313% 2020 2030 2040 2050 2060 Total Population 65+ 85+

Acute Care Hospital Medicare Discharge Destination Payors Driving Seniors to SNFs – Lower Cost Setting of Care Source: CMS, Wall Street research, and Company provided information. 17 Source: MedPAC Need-Based Care Where SNFs Are The Lowest Cost Providers Comparison of per Case Rates Skilled Nursing Facilities Independent Rehab Facilities Long-Term Acute Care Tracheotomy with Vent $10,051 $26,051 $115,463 Respiratory with Vent 7,897 26,051 74,689 Joint Replacement 6,165 17,135 67,104 Hip Fracture 10,618 18,487 44,633 Stroke 8,905 34,196 31,496 Average $8,727 $24,384 $66,677 Payors are focused on driving seniors to skilled nursing facilities (SNFs) for a lower cost than alternative inpatient settings SNF’s provide comprehensive delivery of post-acute care at a lower cost, operate with fewer physical plant requirements and more efficiently designed to deliver care SNFs typically employ less staff than long-term acute care hospitals and inpatient rehabilitation facilities 55% 1% 1% 3% 4% 16% 20% No Post Acute Care IPF LTACH Hospice IRF Home Health SNF

SNF Reimbursement — Average Rate Per Day Decreasing SNF Supply Final FY16 Medicare Reimbursement Rate Source: Company provided information and the American Health Care Association (AHCA). 18 Source: Company provided information and the American Health Care Association (AHCA). Note: Represents certified skilled nursing facilities as of March of the indicated year. Reimbursement Environment Is Steady +1.2% Medicare CAGR of 2.9% Medicaid CAGR of 2.1% Government projected to continue commitment to funding both Medicare and Medicaid programs for SNFs Medicare and Medicaid expenditures for SNFs expected to grow 84% from 2011 to 2021 SNFs represent a small percentage of total Medicare and Medicaid expenditures Limits on new nursing home construction (CON states) Medicaid SNF reimbursement environment in CCP’s top states expected to be stable 15,726 15,684 15,665 15,679 15,673 15,668 15,650 15,632 2008 2009 2010 2011 2012 2013 2014 2015 $408 $432 $454 $505 $469 $478 $484 $164 $172 $174 $177 $179 $183 $186 2008 2009 2010 2011 2012 2013 2014

Portfolio Overview

Well-developed partnerships with quality regional and local skilled operators are a vital component to our success – we continue to grow through a diversified cash flowing portfolio of post-acute properties with NNN leases and strong rent coverage.

Number of operator relationships: 42 CCP’s existing tenants operate ~2,000 properties throughout the U.S. No single operator currently comprises more than 16% of NOI Top 10 operators make up ~70% of NOI ROFO with 4 of top 10 Repeat transactions with 6 of top 10 since 2011 CCP Owned % of EBITDARM Size of Operator Operator States Properties Beds NOI(1) Coverage(2) Properties TX 37 4,655 16% 1.7x 105 CO, ID, OR, WA 28 2,908 11% 1.8x 44 AL, GA, IN, KY, NC, OH, TN, VA 31 3,875 10% 1.5x 125 MA, NY 18 2,471 7% 1.4x 20 KY, PA, TX 18 1,734 5% 1.4x 102 AR, CA, FL, IN, MD, MN, MO, NC, VA, WI 21 2,538 5% 2.0x >300 Magnolia Health Systems IN 24 1,995 5% 1.9x 35 MI, NY 7 1,456 4% 2.4x 7 KS, TX 13 1,298 4% 1.7x 22 TX 16 1,906 3% 1.4x 36 Top 10 213 24,433 70% Top 20 304 34,390 91% Strong Operating Partnerships 21 Operator Highlights (1) Based on NOI as of June 2015, pro forma for subsequent transactions. (2) Based on TTM as of June 2015, pro forma for subsequent transactions.

Operates in 37 States 362 Properties 40 Operators1 39,782 Beds Average Remaining Lease Term: 9 – 10 yrs Large National Footprint Nursing Home Specialty Hospital & Healthcare Seniors Housing 22 (1) Two operator relationships are through loans.

of NOI generated from CON states 63% Texas 22% Massachusetts 9% North Carolina 3% Indiana 8% Kentucky 8% Oregon 6% New York 6% Washington 4% Wisconsin 3% Ohio 3% Texas 19% Massachusetts 10% North Carolina 4% Indiana 8% Kentucky 8% Oregon 4% New York 4% Missouri 4% Wisconsin 6% Ohio 4% 23 2% 1% 1% 0.2% 0.5% 1% 1% 1% 1% 2% 2% 5% 2% 1% 1% 1% 0.2% 2% 1% 1% 1% 1% 1% 1% 1% 1% 1% 1% 0.3% 1% 1% 1% 1% 1% 1% 2% 3% 1% 1% 2% 2% 2% 1% 1% 1% 1% 2% 0.4% 3% 1% 1% State Diversification by Beds State Diversification by NOI Diversified Portfolio by Geography

Triple-net Leased Portfolio Poised To Deliver Steady Growth Key Operating Metrics Asset Mix (1) Lease Expiration Schedule 24 Annualized run-rate NOI of $330 - $340 million Properties are leased under triple-net leases to third-party operators Strong portfolio rent coverage (2) 1.8x EBITDARM 1.3x EBITDAR Other key metrics ~78% occupancy 54% Q-mix 2.3% rent escalators No tenant >16% NOI No state >10% NOI except Texas Weighted average remaining lease term of 9 to 10 years (1) Based on NOI. (2) TTM as of June 30, 2015 pro forma for subsequent transactions. Seniors Housing (5%) Specialty Hospitals & Healthcare (4%) Loans (1%) Skilled Nursing (90%) 0.0% 2.2% 0.7% 1.9% 0.2% 0.0% 5.0% 10.0% 15.0% 20.0% 2015 2016 2017 2018 2019

Growth Platform

We have the foresight, resources and flexibility to grow internally and externally – with a sharp focus on doing what’s best for our operators and investors.

27 Growing Base Of Internal Cash Flow Protected By A Conservative Lease Structure Conservative lease structure protects cash flows Recent re-leasing of assets resets lease rates to market rates ~30% of portfolio re-leased in last three years 9 to 10 years weighted average remaining lease term Average contractual rent escalators of 2.3% Tenants responsible for maintenance, repairs and other required capital expenditures NNN leases with staggered maturities LCs, security deposits and/or guarantees provide further protection Structural supports with master leases or cross-default provisions Solid EBITDARM and EBITDAR coverage Growing internal cash flows

Active pipeline of over 20 projects aggregating ~$90 million at yields of 7% – 9% Proactively working with existing operators to identify additional redevelopment opportunities Accretive investments improve portfolio, drive operator profitability and extend lease terms A Variety Of Options That Create Value For CCP And Our Existing Customers Expansions Adding units and amenities to existing property, typically combined with an upgrade of existing building 4 Categories Of Redevelopment Conversions Converting units to serve a different market better (e.g., converting long-term care to transitional care / rehab) Replacement / New Development Creating new property from the ground up utilizing existing assets (e.g. licensed beds) Driving Portfolio Growth - Redevelopment 1 2 3 4 Repositioning Comprehensive renovation of most or all spaces in a property Rent paid by customers earns CCP a spread on its cost of capital Projects typically provide double digit cash-on-cash returns for customers, creating value for the operator Provides access to capital for customers to finance improvements Allows CCP to directly invest in and upgrade its portfolio while earning a return 28

Successful Redevelopment Cases

New Development:
Avamere Transitional Care of Tacoma, Washington

- $11.2 million ground-up development positions Avamere to provide full continuum of post acute services in Tacoma market
- Investment allowed Avamere to optimize market delivery by creating more specialized product offerings, including a new transitional care facility



S
Tacoma
Bed Licenses
Residents
1
2
3

- S New Development - Transitional Care of Tacoma
- 1 Georgian House – Shut down, licenses in "bank"
- 2 Heritage Rehab of Tacoma – Traditional SNF
- 3 Skilled Nursing of Tacoma – Traditional SNF

9.0% lease rate on $11.2 million investment = $1.0 million of incremental rent

Expansion:
Welcov Firesteel, South Dakota

- $7.5 million expansion/repositioning



- Addition of 20 beds, new therapy gym and core area renovation
- Add 20 additional private beds which will allow for 42 total Transitional Care Beds (TCU), to use total license capacity of 168
  - Focus on Transitional Care and private pay in market due to strong ALF presence
  - Develop expansive clinical grid to be a regional player in the center of the state
- Renovation will increase Medicare census, total census and maintain percentage of private pay

9.5% lease rate on $7.5 million investment = $0.7 million of incremental rent

29

Well-positioned For External Growth 30 Significant opportunity to consolidate fragmented skilled nursing asset ownership Only 16% of SNFs are owned by public REITs CCP is one of the largest publicly traded SNF-focused REITs Fragmented SNF Ownership1 2,191 SNF Facilities vs. Market of 15,0002 $103 billion SNFs owned outside of public REITs (Pro Forma) (1) (2) SNH Source: Company provided information and public company filings as of March 31, 2015. (1) Represents post-acute / SNF facilities. (2) Represents long-term / post-acute facilities. Private, for Profit Owned , $69 , 56% Not for Profit Owned , $32 , 26% Public Operator Owned , $2 , 2% Public REIT Owned , $19 , 16% 881 322 301 243 104 98 73 71 54 44

Great Relationships Feed An Active Acquisition Pipeline

Operator Evaluation Criteria

Balance operator quality and rent/yield/ coverage criteria

- Quality operations
- Good at revenue cycle management
- Strong alignment with hospital systems and can prosper in the ACO/Bundled payment world
- Good relationships with Managed Care Organizations
- Good partners that are transparent and proactive when facing issues
- Appropriate size and scale of company
- Regional or local market focus

First acquisition closed: $210 million with existing relationship Senior Care Centers

Sale-leaseback of 8 SNF facilities with over 1,100 beds and one 56 bed AL facility

Existing relationship expanding into an adjacent state

- Texas focused SCC expanding into Shreveport, Louisiana MSA
- CCP exercised ROFO rights to be SCC's capital partner and expand the relationship

~8.25% initial cash yield on $190 million for a 88% occupied portfolio with 1.7x EBITDARM coverage

L+500 on $20 million fully amortizing loan

$750+ Million Pipeline

SNF-focused investments with a mix of existing and new customers

8%+ yields on transactions between $10 and $200 million

States include OR, FL, CO, OH, NJ, CA and VA, among others

31

Financial Profile

CCP is committed to growing cash flow, ensuring that we can increase our dividend; an important component in delivering long-term, consistent returns to shareholders – while still maintaining liquidity to act swiftly when opportunities arise.

Robust Financial Metrics Deliver Value 34 Target conservative balance sheet to support ongoing growth Maintain reasonable leverage levels of ~4.0x to 5.0x to provide balance sheet flexibility and access to capital markets Maintain investment grade rating Leverage >$230 million of operating cash flow annually $600 million revolving credit facility Solid access to equity and debt markets to support investments Liquidity Annualized dividend of $2.28 per share Well-covered at approximately ~75% FFO payout ratio Dividend Policy Expect to provide 2016 earnings guidance in conjunction with Q4 2015 earnings release Earnings Guidance

Forward Momentum on Financial Performance 35 Moody’s: Baa3 Fitch: BBB- S&P: BB+ (BBB- Anticipated Issue Level Rating) Investment Grade Ratings $0.57 per share, payable 9/30 Full Third Quarter Dividend Declared Carve-out financials Normalized FFO of $72.9mm, FAD of $66.7mm Second Quarter 10-Q Filed $210 million with existing customer – adds ~$17mm of rent and interest income Acquired with cash on hand and revolver draw Current Net Debt to EBITDA < 4.8x First Acquisition Completed

Conclusion & Key Takeaways

CCP Positioned to Grow and Deliver Value 37 Well Positioned for External Growth Poised to leverage size, relationships and expertise to capitalize on large, fragmented market ripe for consolidation Demographics and industry dynamics provide strong tailwinds Strong Financial Profile Strong access to capital supported by investment grade ratings Ample liquidity Strong dividend and payout ratio High-Quality Post Acute Portfolio Strong relationships with good operators underlie large and diverse portfolio Strong coverage with escalators Stable reimbursement environment Ample redevelopment opportunities in portfolio Dedicated Management Team Experienced in sector, REITs and Capital Markets Focused on sector and success

Appendix

Board Of Directors & Corporate Governance 39 Board of Directors Name Position Experience Douglas Crocker II Chairman Managing Partner of DC Partners LLC Ronald G. Geary Director President of Res-Care, Inc. (formerly NASDAQ: RSCR) Raymond J. Lewis Director CEO of CCP; President of Ventas John S. Gates, Jr. Director CEO of PortaeCo, LLC, Co-founded CenterPoint Properties Jeffrey A. Malehorn Director President and CEO of World Business Chicago; GE Capital Dale A. Reiss Director Managing Director of Artemis Advisors, LLC; STAR, TPC, CYS John L. Workman Director CEO of Omnicare Committed to best practices in corporate governance No staggered board (directors elected annually) Board has extensive experience in healthcare, real estate, and finance; independent chairman with extensive REIT experience Fully independent Audit, Compensation, and Nominating Committees No shareholder rights plan

[LOGO]